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                                                                EXHIBIT 10.7.1


                             NEWBERRY BANCORP, INC.
                        EMPLOYEE STOCK OPTION AGREEMENT

     Agreement, dated as of                      , 19   , between Newberry
Bancorp, Inc., a Delaware corporation (the "Corporation") and ______________ ("Optionee").

                             W I T N E S S E T H :

     1. Grant of Option. Pursuant to the provisions of the 1995 Stock Plan (the "Plan"), the Corporation hereby grants to Optionee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase from the Corporation the number of shares of Common Stock of the Corporation ("Stock") set forth in Exhibit A hereto at the price per share set forth in Exhibit A, as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("Incentive Options") or as non-incentive stock options ("Other Options"), as set forth in Exhibit A (the Incentive Options and Other Options granted hereby being referred to together herein as the "Option" or the "Options").

     2. Terms and Conditions. The term of the Option shall be for the period specified in Exhibit A. The Option shall be exercisable at any time in whole or in part and from time to time subject to earlier termination as provided in Paragraphs 3 and 4 of this Agreement, unless otherwise provided in Exhibit A. Unless otherwise provided in Exhibit A as to Other Options, the Option may not be exercised (a)_as to fewer that 100 shares at any one time (or for the remaining shares then purchasable under the Option, if fewer than 100 shares),
(b)_prior to the expiration of the first six months after the date hereof, and
(c)_until fulfillment of any conditions precedent set forth in Paragraph 7 hereof. The holder of the Option shall not have any rights as a stockholder with respect to the Stock issuable upon exercise of an Option until certificates for such Stock shall have been issued and delivered to him after the exercise of the Option.

     3. Termination of Employment. In the event that the employment of Optionee shall be terminated (otherwise than by reason of death), the Option shall be exercisable (to the extent that Optionee shall have been entitled to do so at the termination of his employment) at any time prior to the expiration of the period of sixty days after such termination, but not later than the earlier of (i)_the applicable expiration date specified in Exhibit A and (ii) the date which is ten years (five years in the case of an Incentive Option granted to a 10% Stockholder, as defined in the Plan) after the date on which the Option shall have been granted, except as may be provided in Exhibit A with respect to Other Options. Nothing in the Plan or in this Agreement shall confer upon Optionee any right to be continued in the employ of the Corporation or its subsidiaries or interfere in any way with the right of the Corporation or any such subsidiary to terminate or otherwise modify the terms of Optionee's employment; provided, however, that a change in Optionee's duties or position shall not affect Optionee's Option so long as Optionee is still an employee of the Corporation or its subsidiaries.

     4. Death of Optionee. In the event of the death of Optionee, any unexercised portion of the Option shall be exercisable (to the extent that Optionee shall have been entitled to do so at the time of his death) at any time prior to the earlier of the specified expiration date of the Option or 180 days from the date of the Optionee's death and only by such person or persons to whom Optionee's rights shall pass under Optionee's will or by the law of descent and distribution, except as may be provided in Exhibit A with respect to Other Options.

     5. Non-Transferability of Options.   The Option shall not be transferable
otherwise than by will or the law of descent and distribution and shall be exercisable during the lifetime of Optionee only by the Optionee.

     6. Adjustments Upon Changes in Capitalization. In the event of changes in the outstanding stock of the Corporation by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations or liquidations, the number and class of shares subject to the Option shall be correspondingly adjusted.

     7. Conditions Precedent To Grant of Option. Anything in this Agreement to the contrary notwithstanding, the effectiveness of the grant of all Options pursuant to this Agreement are in all respects subject to, and this Agreement and the Options granted under it shall be of no force or effect unless and until, and no Options granted hereunder shall in any way vest or become exercisable in any respect unless and until, approval of the Plan is obtained by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Corporation present in person or by proxy and entitled to vote at a meeting of stockholders at which the Plan is presented for approval, in form and substance satisfactory to counsel for the Company. In the event that such stockholder approval as aforesaid has not been received by the first anniversary



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of the date of adoption of the Plan by the Board of Directors of the
Corporation, then in such event this Agreement and all Options granted under this Agreement shall be null and void, and upon the occurrence of such approval, this Agreement and the Options shall become effective as of the date of the grant of the Options.

     8. Conditions Precedent To Exercise of Option. In the event that the exercise of any of the Options or the issuance and delivery of the shares hereunder shall be subject to, or shall require, any prior exchange listing, prior stockholder approval, or other prior condition or act, pursuant to the applicable laws, regulations or policies of any stock exchange, federal or local government or its agencies or representatives, then no Option shall be deemed to be exercisable under this Agreement until such condition is satisfied. The Corporation shall not be liable in any manner to Optionee or any other party for any failure or delay by the Corporation on its part to fulfill any such condition.

     Without limiting the generality or effect of the foregoing, Optionee agrees that Optionee shall be bound by and comply with, and rights granted under this Agreement are conditioned upon, the provisions of Exhibit B hereto (said Exhibit B pertains to certain securities law matters which must be complied with in order for Optionee to be entitled to exercise any Option or to receive or be issued any shares in connection with such exercise).

     9. Methods of Exercising Option. Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Corporation, at its office at 209 East Portage Avenue, Sault Ste Marie, Michigan 49783. Such notice shall (i)_identify the Option to which it applies (i.e., Incentive Option and/or Other Option), (ii)_state the election to exercise the Option, (iii)_designate the number of shares in respect of which the Option is being exercised, and (iv)_be signed by the person or persons so exercising the Option. Such notice shall be accompanied by payment of the full purchase price for such shares. The Corporation shall deliver to Optionee, at such address as is provided in the notice, a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Payment of such purchase price shall be made (a)_in United States dollars in cash or by certified or official bank check payable to the order of the Corporation, or (b)_in the case of any Other Option, if the Compensation Committee of the Board of Directors of the Corporation (the "Committee") shall so permit at the time of exercise of the Option, in its sole discretion, or in the case of any Incentive Option, through delivery of shares of Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, or (c)_in the case of any Other Option if the Committee shall so permit at the time of exercise of the Option, in its sole discretion, or in the case of any Incentive Option, by delivery of the Optionee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, provided, however, that the Optionee shall not be entitled to deliver a promissory note as aforesaid unless specifically authorized on Exhibit A, or
(d)_in the case of any Other Option if the Committee shall so permit at the time of exercise of the Option, in its sole discretion, or in the case of any Incentive Option, by delivery (including by telecopier) to the Corporation or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell (or margin) a sufficient portion of the shares and deliver the sale (or margin Loan) proceeds directly to the Corporation to pay for the exercise price, or (e)_by any permitted combination of the above. The certificate or certificates for the shares as to which the Option shall have been so exercised shall be issued in the name of the person so exercising the Option (or, if the Option shall be exercised by Optionee and if Optionee shall so request in the notice exercising the Option, the certificate shall be issued in the name of the Optionee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person exercising the Option. In the event the Option shall be exercised, pursuant to Paragraph 4 hereof, by any person other than Optionee, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option. At the election of the Corporation, such certificate may bear such legends regarding the limited transferability of the shares under applicable securities laws as counsel for the Corporation may require. All shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non assessable.

     10. Taxes. The Corporation may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with the Option granted hereunder. The Corporation may further require notification from Optionee upon any disposition of Stock acquired pursuant to the exercise of the Option.

     11. Fair Market Value of Stock. If the Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date in question and shall mean (i)_the average (on that date) of the high and low prices of the Stock on the



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principal national securities exchange on which the Stock is traded, if the Stock is then traded on a national securities exchange;or (ii)_the last reported sale price (on that date) of the Stock on the NASDAQ National Market List, if the Stock is not then traded on a national securities exchange; or
(iii)_the closing bid price last quoted (on that date) by an established quotation service for over-the-counter securities, if the Stock is not reported on the NASDAQ National Market List. However, if the Stock is not publicly traded at the time in question, "fair market value" shall be deemed to be the fair value of the Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Stock in private transactions negotiated at arm's length.

     12. Terms of Plan Control. The Option granted hereunder is granted pursuant to the provisions of the Plan, the receipt of a copy of which Optionee hereby acknowledges. Nothing contained in this Agreement shall in any way be deemed to alter or modify the provisions of the Plan and no act of the Corporation or its directors, officers or employees shall be deemed to be a waiver or modification of any provision of the Plan. The provisions of the Plan shall in all respects govern the Option. The Committee shall have authority in its discretion, but subject to the express provisions of the Plan, to interpret the Plan and this Agreement; to prescribe, amend and rescind rules and regulations relating to the Plan, the Option and this Agreement; and to make all other determinations deemed necessary or advisable for the administration of the Plan, the Option and this Agreement. The Committee's determination on the foregoing matters shall be conclusive.





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     IN WITNESS WHEREOF, this Agreement has been duly executed by the
Corporation and Optionee as of the day and year first above written.

NEWBERRY BANCORP, INC.


BY:


Optionee














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     EXHIBIT A


Name of Optionee:

Incentive Stock Option:

Price per share for all shares of Stock:





















 Latest Expiration
 Date:_______________

                    Earliest date on
                    which Option can be
                    exercised (in whole
                    or in part)






                    Maximum Number of
                    shares of Stock for
                    which Option can be
                    exercised:

                                     Cumulative Number
                                     of shares of Stock
                                     for which Option
                                     can be exercised on
                                     or after such date



                                     ________________



                                     ________________






Non-qualified Option
("Other Option"):

Price per share for all shares of Stock:











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 Latest Expiration
 Date:______________

                    Earliest date on
                    which Option can be
                    exercised (in whole
                    or in part)






                    Maximum Number of
                    shares of Stock for
                    which Option can be
                    exercised:

                                     Cumulative Number
                                     of shares of Stock
                                     for which Option
                                     can be exercised on
                                     or after such date



                                     ________________



                                     ________________






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     EXHIBIT B


     Optionee acknowledges that the offer, issuance or transfer of shares of Stock of Newberry Bancorp, Inc. (the "Corporation"), pursuant to the Option Agreement to which this Exhibit relates (the "Option Agreement"), is not being registered under the Securities Act of 1933, as amended (the "Securities Act"), but rather is to be made privately on behalf of the Corporation, in reliance upon exemptions from the registration requirements of the Securities Act and applicable state securities laws.

     Optionee further acknowledges that the matters contained herein are needed by the Corporation in order to ensure the availability of such exemptions and to determine (a) whether an investment in the Shares is suitable for Optionee and (b) whether Optionee has such knowledge and experience in financial and business matters that Optionee is capable of evaluating the merits and risks of an investment in the Shares.

     Optionee also understands that the Corporation and its representatives will rely on the information contained herein for purposes of such determination. Accordingly, Optionee represents and warrants to the Corporation and its representatives that the information contained herein is complete and accurate and may be relied upon by the Corporation and its representatives, and hereby agrees to notify the Corporation immediately if there is any material change in the information provided herein occurring prior to the exercise of any Option contemplated by the Option Agreement and to furnish to the Corporation any other information which the Corporation may request in connection with the matters contemplated hereby.

     Finally, Optionee has been advised that the exercise of any Option contemplated by the Option Agreement and the issuance or transfer of Shares to Optionee pursuant thereto is among other things conditioned upon the covenants and agreements of Optionee set forth herein.

     Accordingly, in order to induce the Corporation to grant Options and enter into and proceed with the transactions contemplated by the Option Agreement and for other good and valuable consideration, the receipt of which is hereby acknowledged, Optionee hereby represents, warrants, covenants and agrees as follows:

(a) Optionee hereby represents, warrants, covenants, agrees to and for the benefit of the Corporation as follows:

     (1) Optionee is a resident of the State of [Michigan] and is 21 years of age or older.

     (2) Prior to any exercise of any Option, Optionee will review the merits of an investment in the Shares with his or her legal and tax counsel and with an investment advisor to the extent deemed advisable. Optionee has not received or relied on any statement, advice or representation by the Corporation or any of its representatives regarding the income tax consequences of the transactions contemplated by the Option Agreement, and will consult with his or her own legal and tax counsel and investment advisors regarding such consequences.

     (3) Optionee has such knowledge and experience in financial and business matters that Optionee is capable of evaluating the merits and risks of an investment in the Shares, and, meets any






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additional suitability standards applicable to Optionee under the laws of the state of which Optionee is a resident.

     (4) Optionee's exercise of the Options and resulting investment in the Shares is suitable for Optionee in view of Optionee's financial situation and needs. Optionee can bear the economic risk of an investment in the Shares and can afford a complete loss of such investment.

     (5) Optionee will avail himself or herself of all opportunity to ask questions of and to receive answers from representatives of the Corporation concerning the Options, the terms and conditions of the transactions contemplated by the Option Agreement and the business of the Corporation and its subsidiaries, and in connection therewith shall carefully review (a) Corporation's then most recent annual report on Form 10-K, (b) the Corporation's then most recent proxy statement, (c) the Corporation's quarterly reports on Form 10-Q for each quarter since the end of the fiscal year covered by Corporation's then most recent annual report on Form 10-K, (d) the Corporation's certificate of incorporation and bylaws, and (e) such other information as may be made available to Optionee in order to evaluate an investment in the Shares.

     (6) Optionee understands that an investment in the Corporation is speculative and, in connection with the matters contemplated hereby, Optionee will rely solely upon the information contained in the Corporation's public filings and upon independent investigations made by Optionee. Optionee will not rely upon any representation or warranty as to the period of time Optionee may be required to hold the Shares, or as to projected or forecasted profits or losses which may be earned or incurred by the Corporation, or any other representation or warranty from the Corporation or any of its affiliates, employees or agents. In addition, Optionee will not acquire any Shares, and has not considered, and will not consider, any acquisition of Shares upon exercise of any Option, as a result of or subsequent to (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (b) any seminar or meeting whose attendees, had been or are invited as a result of, subsequent to or pursuant to any of the foregoing.

     (7) Optionee will acquire the Shares issuable upon exercise of any Option in good faith solely for Optionee's own account, and for investment purposes, and not with a view to, or for, subdivision, distribution, fractionalization or resale, or for the account, in whole or in part, of others.

     (8) Optionee understands that the Shares issuable upon any exercise of any Option have not been and will not be registered under the Securities Act or the securities laws of certain states, in reliance upon exemptions from registration thereunder, and Optionee agrees that the Shares acquired upon exercise of any Option may not be sold, offered for sale, transferred, pledged, hypothecated or otherwise disposed of except in compliance with the Securities Act and applicable state securities laws (including those of the State of Michigan) (that is, in compliance with the registration requirements thereof or an exemption from such registration requirements). Optionee has been advised that the Corporation has no obligation to cause the Shares to be registered under the Securities Act or any state securities laws or to comply with any exemption under the Securities Act under any state securities law, including but not limited to that set forth in Rule 144 promulgated under the Securities Act, which otherwise might permit the Shares to be sold by







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Optionee.  Optionee understands that all certificates representing the Shares will bear legends restricting the transfer thereof.

     (9) Optionee will cause any proposed transferee of Shares from Optionee, other than a transferee who purchases pursuant to an effective registration statement satisfying the requirements of the Securities Act or pursuant to Rule 144 under the Securities Act to agree to take and hold such Shares subject to the provisions and upon the conditions specified herein.

     (10) Prior to any proposed exercise of any Option, and also prior to any proposed sale, transfer or other disposition of any Shares, Optionee shall give reasonable prior written notice to the Corporation of such intention to exercise or to effect such sale, transfer or other disposition, as the case may be. Each such notice of such sale, transfer or other disposition shall describe the manner and circumstances of the proposed sale, transfer or other disposition, in reasonable detail, and shall be accompanied by an opinion of counsel, and in form and substance, reasonably acceptable to the Corporation, addressed to the Corporation, to the effect that the proposed sale, transfer or other disposition of such Shares may be effected without registration under the Securities Act, and without registration or qualification under the securities laws of the State of Michigan or of any other state.

     (11) Optionee understands that no federal or state agency has made any finding or determination as to the fairness of the transactions contemplated by the Option Agreement, or any recommendation or endorsement of the Shares.

     (12) All information which Optionee provides the Corporation, including (but not limited to) the information, representations and warranties of Optionee contained herein, is and shall be true, correct and complete in all respects as of the date provided and Optionee agrees to furnish any additional information which the Corporation may request and to notify the Corporation immediately should any material change occur.

B. Optionee covenants and agrees that, prior to any exercise of any Option, Optionee (or any person permitted to exercise such Option in lieu of Optionee) shall execute and deliver to the Corporation such agreements and instruments restating, reaffirming and otherwise generally consistent with the provisions of this Exhibit, updated to the time of such execution and delivery, and containing such other terms, as the Corporation shall require in its judgment in light of the requirements of all applicable securities laws and the Corporation's analysis of whether exemptions from the registration requirements of the Securities Act and all applicable state securities laws are available in connection with any such exercise and the issuance of Shares in connection therewith.

     The terms of this Exhibit shall be binding upon the heirs, personal representatives, successors and assigns of Optionee and shall inure to the benefit of the Corporation and its successors and assigns.

                                          Acknowledged and Agreed to:



                                          ___________________________
                                          Optionee:




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